Exhibit (h)(5)(d)

AMENDMENT NO. 48 TO

PARTICIPATION AGREEMENT AMONG

TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND

MONUMENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”), (herein collectively, “the Companies”), is hereby amended as as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective September 17, 2012

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA CC
Separate Account VA D
Separate Account VA EE
Retirement Builder Variable Annuity Account
TFLIC Separate Account C
Separate Account VUL-A
TFLIC Series Life Account
TFLIC Series Annuity Account
Separate Account VA E
Separate Account VA F
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VA-8
Separate Account VA J
TA PPVUL 1
Separate Account VA K
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R
Separate Account VA S

Accounts (continued):	Separate Account VA Q
Separate Account VA HNY
Separate Account VA QNY
Separate Account VA W
Separate Account VA WNY
Separate Account VA YNY
TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VL
Transamerica Occidental Separate Account Two
Transamerica Corporate Separate Account Sixteen
Separate Account Fund B
Separate Account Fund C
Separate Account VA PP
Separate Account VA FF
Separate Account VA HH
Separate Account VA QQ
Variable Life Account A
Separate Account V A M
Separate Account V A N

Policies:	Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica ExtraSM Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II SM Variable Annuity
Advisor’s EdgeSM Variable Annuity
Advisors’s Edge SelectSM Variable Annuity
Advisor’s EdgeSM NY Variable Annuity
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransMark Optimum Choice® Variable Annuity
TFLIC Freedom Elite Builder
TFLIC Freedom Premier Variable Annuity
Immediate Income Builder SM II
Premier Asset Builder Variable Annuity
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder SM Variable Annuity
Retirement Income Builder—BAI Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio Select Variable AnnuitySM
Flexible Premium Variable Annuity—A
Flexible Premium Variable Annuity—B

Policies (continued):
Flexible Premium Variable Annuity—C
Flexible Premium Variable Annuity—D
Flexible Premium Variable Annuity—E
Flexible Premium Variable Annuity—G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity—H
Flexible Premium Variable Annuity—I
Flexible Premium Variable Annuity—J
Flexible Premium Variable Annuity—N
Flexible Premium Variable Annuity—O
Flexible Premium Variable Annuity—P
Flexible Premium Variable Annuity—R
Flexible Premium Variable Annuity—S
Flexible Premium Variable Annuity—T
Transamerica FreedomSM Variable Annuity
TransAccumulator® VUL
TransAccumulator® VUL II
TransUltra® VUL
Transamerica Classic® Variable Annuity (NY)
Transamerica Classic® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Bounty® Variable Annuity
Inheritance Builder Plus
TransEquity®
TransEquity® II
Advantage VI
Advantage SE
Advantage X
TransSurvivorSM VUL
Transamerica Lineage®
Transamerica Tribute®
Fund B
Fund C
The One® Income AnnuitySM
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® ExtraSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
Transamerica SecurePathSMfor Life Product
Variable Protector
Flexible Premium Variable Annuity—U
Flexible Premium Variable Annuity—V

Portfolios: Transamerica Series Trust—each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica AEGON Active Asset Allocation—Conservative VP
Transamerica AEGON Active Asset Allocation—Moderate Growth VP
Transamerica AEGON Active Asset Allocation—Moderate VP
Transamerica AEGON High Yield Bond VP

Portfolios (continued):
Transamerica AEGON Money Market VP
Transamerica AEGON U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation—Conservative VP
Transamerica Asset Allocation—Growth VP
Transamerica Asset Allocation—Moderate VP
Transamerica Asset Allocation—Moderate Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Efficient Markets VP
Transamerica Hanlon Income VP
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation—Balanced VP (Currently not offering Initial Class Shares)
Transamerica Legg Mason Dynamic Allocation—Growth VP (Currently not offering Initial Class Shares)
Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)
Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Managed Large Cap Core VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Tactical—Balanced VP (Currently not offering Initial Class Shares)
Transamerica PIMCO Tactical—Conservative VP (Currently not offering Initial Class Shares)
Transamerica PIMCO Tactical—Growth VP (Currently not offering Initial Class Shares)
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Third Avenue Value VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP (Currently not offering Service Class Shares)

3.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Steven R. Shepard
	Christopher A. Staples		Steven R. Shepard
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		MONUMENTAL LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Steven R. Shepard	By:	/s/ Steven R. Shepard
	Steven R. Shepard		Steven R. Shepard
Title:	Vice President	Title:	Vice President